EXHIBIT 21.1

SUBSIDIARIES OF WASTE CONNECTIONS, INC.

Other Names
Under Which
	Jurisdiction of	Conducts
Subsidiary	Formation	Business
10100 HOLDINGS, LLC	Colorado
115 W MAIN HOLDINGS, LLC	Colorado
1755869 ALBERTA ULC	Alberta
1895548 ONTARIO LIMITED	Ontario
1922464 ALBERTA LTD.	Alberta
19TH & LOWER BUCKEYE, LLC	Delaware
2201080 ALBERTA ULC	Alberta
2201093 ALBERTA ULC	Alberta
2201898 ALBERTA ULC	Alberta
2596557 ONTARIO LTD.	Ontario
2900 DEDE ROAD, LLC	Maryland
371 BRIAN HOLDINGS, LLC	Colorado
9164-9608 QUEBEC INC.	Quebec
9199-5290 QUEBEC INC.	Quebec
A.C.M.S., INC.	Florida	Heart of Florida Environmental
ACE SOLID WASTE, INC.	Minnesota
ADVANCED SYSTEMS PORTABLE RESTROOMS, INC.	Oregon	Advanced Mobile Storage
Advanced Systems Portable Restrooms
McDonald Portable Toilets
ALASKA WASTE-DENALI, LLC	Alaska
ALASKA WASTE-DUTCH HARBOR, LLC	Alaska
ALASKA WASTE-INTERIOR, LLC	Alaska
ALASKA WASTE-JUNEAU, LLC	Alaska
ALASKA WASTE-KENAI PENINSULA, LLC	Alaska
ALASKA WASTE-KETCHIKAN, LLC	Alaska
ALASKA WASTE MAT-SU, LLC	Alaska
ALASKA WASTE-NOME, LLC	Alaska
ALASKA WASTE-SITKA, LLC	Alaska
AMERICAN DISPOSAL COMMERCIAL SERVICES, INC.	Virginia
AMERICAN DISPOSAL COMPANY, INC.	Washington	Vashon Disposal
AMERICAN DISPOSAL MAINTENANCE SERVICES, INC.	Virginia
AMERICAN DISPOSAL PROPERTY HOLDINGS, LLC	Delaware
AMERICAN DISPOSAL RECYCLING SERVICES, INC.	Virginia
AMERICAN DISPOSAL ROLL-OFF SERVICES, INC.	Virginia
AMERICAN DISPOSAL SERVICE OF GEORGIA, INC.	Georgia
AMERICAN DISPOSAL SERVICES, INC.	Virginia
AMERICAN DISPOSAL SERVICES OF COLORADO, INC.	Colorado
AMERICAN DISPOSAL SERVICES OF MARYLAND, INC.	Virginia
AMERICAN RECYCLING CENTER, INC.	Virginia
ANDERSON COUNTY LANDFILL, INC.	Delaware	Anderson County Landfill
ANDERSON REGIONAL LANDFILL, LLC	Delaware
ARKANSAS RECLAMATION COMPANY, LLC	Arkansas
AULC HOLDINGS, LLC	Delaware
AUSTIN LANDFILL HOLDINGS, INC.	Delaware
BAY DISPOSAL, LLC	Virginia
BAY DISPOSAL HOLDINGS, INC.	Delaware
BAY DISPOSAL PROPERTY HOLDINGS, LLC	Delaware
BETHLEHEM LANDFILL COMPANY	Delaware	Bethlehem Landfill Company
BISON BUTTE ENVIRONMENTAL, LLC	Minnesota
BITUMINOUS RESOURCES, INC.	Kentucky	Hopkins County Regional Landfill
BLOSSOM PRAIRIE LANDFILL, INC.	Texas
BLUE RIDGE LANDFILL COMPANY	Pennsylvania	Blue Ridge Landfill Company
BRENT RUN LANDFILL, INC.	Delaware	Brent Run Landfill
BROADACRE LANDFILL, INC.	Colorado	Pueblo Landfill and Recycling Center
BULLDOG ACQUISITION, LLC	Delaware	Bulldog Systems LLC
BULLDOG WEST END HOLDINGS, INC.	Delaware
BUTLER COUNTY LANDFILL, INC.	Nebraska
CALPET, LLC	Wyoming
CAMINO REAL ENVIRONMENTAL CENTER, INC.	New Mexico
CAPITAL REGION LANDFILLS, INC.	New York
CAROLINA LANDFILL, LLC	South Carolina
CAROLINA PROCESSING & RECYCLING, LLC	South Carolina
CAROLINA WASTE & RECYCLING LLC	South Carolina
CARPENTER WASTE HOLDINGS, LLC	New York	Carpenter Waste
Carpenter Waste Removal
CH4, LLC	Illinois
CHAMBERS DEVELOPMENT OF NORTH CAROLINA, INC.	North Carolina	Anson County Landfill
CHAMP LANDFILL COMPANY, LLC	Missouri	Champ Landfill Company

CHEROKEE SANITARY LANDFILL COMPANY	Arkansas	Cherokee Sanitary Landfill Company
CHIMNEY BUTTE ENVIRONMENTAL L.L.C.	Minnesota
CHIQUITA CANYON, INC.	Delaware
CHIQUITA CANYON, LLC	Delaware	Chiquita Canyon Landfill
CLAY BUTTE ENVIRONMENTAL, LLC	Minnesota
CLIFTON ORGANICS, LLC	New York
COLD CANYON LAND FILL, INC.	California	Cold Canyon Processing Facility
COLUMBIA RESOURCE CO., L.P.	Washington
COLUMBIA RIVER DISPOSAL, INC.	Washington	Bingen Garbage Service
Skamania County Sanitary Service
COMMUNITY REFUSE DISPOSAL, INC.	Nebraska
COMPLEXE ENVIRO CONNEXIONS LTEE	Canada
CORRAL DE PIEDRA LAND COMPANY	California
COUNTY WASTE AND RECYCLING SERVICE, INC.	New York	Ace Carting
County Waste
D.J.'s Roll Off Service
Hardesty and Sons Sanitation
Spaulding Waste Services
Superior Waste
Valley View Sanitation Services
COUNTY WASTE TRANSFER CORP.	New York	Troy Transfer
Troy Transfer Station
COUNTY WASTE -- ULSTER, LLC	New York	Big Top Disposal
COUNTY WASTE - CANAAN B3 TRANSFER STATION, LLC	New York	EACO/B-3
COWLITZ COUNTY LANDFILL, INC.	Washington
CRI HOLDINGS, LLC	Delaware
CRM SITE SERVICES, LLC	Colorado	Aspen Excavation and Demolition
Colorado Resource Management
CURRY TRANSFER & RECYCLING, INC.	Oregon	City Transfer and Recycling
County Transfer & Recycling
Country Transfer & Recycling
Harrell's Septic
Roto-Rooter of Curry County
CWR HOLDINGS, LLC	South Carolina
D.M. DISPOSAL CO., INC.	Washington	American Portable Storage
D.M. Recycling
Superior Refuse Removal
DENVER REGIONAL LANDFILL, INC.	Colorado
DNCS PROPERTIES, LLC	Arizona
DURHAM REGIONAL LANDFILL, INC.	Delaware
DURHAM REGIONAL LANDFILL, LLC	Arizona
EAGLE FORD RECLAMATION COMPANY, LLC	Texas
EAGLE DISPOSAL OF PA INC.	Pennsylvania	Eagle Disposal
EAGLE TOWING & REPAIR, INC.	Pennsylvania
ECO-STORAGE INVESTMENTS, LLC	Delaware
ECOSORT, L.L.C.	Oregon
EL PASO DISPOSAL, LP	Texas	El Paso Disposal
ELKO SANITATION COMPANY	Nevada	Waste Connections of Nevada
EMPIRE DISPOSAL, INC.	Washington
ENTECH ALASKA, LLC	Alaska
ENTREPRISE SANITAIRE F.A. LTEE.	Canada
ENVIRONMENTAL TRUST COMPANY	Tennessee
EVERGREEN DISPOSAL, INC.	Montana	Eureka Disposal
Glacier Disposal
Kootenai Disposal
FINLEY-BUTTES LIMITED PARTNERSHIP	Oregon	Finley Buttes Landfill Company
FINNEY COUNTY LANDFILL, INC.	Delaware
FLORIDA WASTE HOLDINGS, INC.	Delaware	Waste Connections of FL
FORT ANN TRANSFER STATION, LLC	New York
FRONT RANGE LANDFILL, INC.	Delaware	Front Range Landfill
F.W. DISPOSAL, L.L.C.	Missouri	Valley Park Transfer Station
FW DISPOSAL SOUTH, LLC	Missouri
G&P DEVELOPMENT, INC.	Nebraska
GOD BLESS THE USA, INCORPORATED	North Carolina	Waste Connections of the Carolinas
WC of the Carolinas
GOLD RIVER HOLDINGS, LLC	Delaware
GREEN WASTE SOLUTIONS OF ALASKA, LLC	Alaska
GROOT, INC.	Illinois
GROOT INDUSTRIES, INC.	Delaware
GROOT RECYCLING & WASTE SERVICES, INC.	Illinois	Accurate Document Destruction
Accurate Document Destruction, Inc.
GROVELAND TRANSFER AND RECYCLING, INC.	Florida
HAMPTON ROADS RECOVERY CENTER, LLC	Virginia
HARDIN SANITATION, INC.	Idaho	Idaho Garbologist

HAROLD LEMAY ENTERPRISES, INCORPORATED	Washington	AA Better Trash & Junk Clean Up
AA Lucky Portable Storage
Aberdeen Sanitation Co.
Butler's Cove Refuse Service
City Sanitary Co.
Eastern Grays Harbor Disposal
EGH Disposal
Harbor Disposal Co.
Harold LeMay Enterprises
HE Recycling
Joes Refuse Service
Lakewood Recycling Service
Lakewood Refuse Service
LeMay Inc
LeMay Mobile Shredding
LeMay Transportation Services
Pacific Disposal
Pierce County Refuse
Recycle Services
Rural Garbage Service
White Pass Garbage
HIGH DESERT SOLID WASTE FACILITY, INC.	New Mexico
HONEYWAGON ORGANICS, LLC	Colorado
HUDSON VALLEY WASTE HOLDING, INC.	Delaware
INTERMOUNTAIN ENVIRONMENTAL SERVICES, INC.	Colorado	InterMountain Waste & Recycling
Mountain Waste & Recycling
INTERMOUNTAIN WASTE & RECYCLING, LLC	Colorado
IOWA WASTE SERVICES, LLC	Delaware
IOWA WASTE SERVICES HOLDINGS, INC.	Delaware
ISLAND DISPOSAL, INC.	Washington	Whidbey Recycling Services
J BAR J LAND, INC.	Nebraska
LAKESHORE DISPOSAL, INC.	Idaho
LANDFILL L.L.C.	Illinois
LAUREL RIDGE LANDFILL, L.L.C.	Delaware
LCRD HAULING OF INM, LLC	Delaware	Lewis Clark Recycling and Disposal
Shenandoah Sanitation
Waste Connections of Iowa
LEALCO, INC.	Texas	ABC Waste Collection
Pro Star Waste
Waste Connections of Texas
Waste Connections of Texas Rio Grande Valley
LES ENTREPRISES RAYLOBEC INC.	Quebec
LEWIS CLARK RECYCLING AND DISPOSAL, LLC	Delaware
LIGHTNING BUTTE ENVIRONMENTAL, LLC	Minnesota
LOUISIANA RECLAMATION COMPANY, L.L.C.	Louisiana
LOUISIANA REGIONAL LANDFILL COMPANY	Delaware	Timberlane Landfill Company
MADERA DISPOSAL SYSTEMS, INC.	California	Allied Disposal Company
Avenal Landfill
Bishop Waste Disposal
Coastal Rolloff Service
Riverdale Disposal Service
Sierra Disposal
MAINLY SANITATION BUSINESS, LLC	Delaware
MAMMOTH DISPOSAL COMPANY	California
MANAGEMENT ENVIRONMENTAL NATIONAL, INC.	Washington
MASON COUNTY GARBAGE CO., INC.	Washington
MBO, LLC	Delaware	Lacassine Oilfield Services
MDSI OF LA, INC.	California
METROPOLITAN TRANSFER STATION, INC.	New York
MILLENNIUM WASTE INCORPORATED	Indiana	Quad Cities Landfill
MISSION COUNTRY DISPOSAL	California
MORRO BAY GARBAGE SERVICE	California
MOUNTAIN ROLL-OFFS, INC.	Colorado	Mountain Refuse
Mountain Refuse, Inc.
Mountain Refuse, LLC
Mountain Recycling, Inc.
Mountain Waste & Recycling
MRI
MOUNTAIN WASTE - DENVER, LLC	Colorado	Pro Disposal & Recycling
MOUNTAIN WASTE & RECYCLING, INC.	Colorado
MRL PROPERTY HOLDINGS, INC.	Delaware
MTG DISPOSAL, LLC	Massachusetts	Mega
MURREY’S DISPOSAL COMPANY, INC.	Washington	Olympic Disposal
MUSIC CITY PICK-A-PART	Tennessee
MUSIC CITY PICK-A-PART HOLDINGS I, LLC	Delaware
MUSIC CITY PICK-A-PART HOLDINGS II, LLC	Delaware
NEBRASKA ECOLOGY SYSTEMS, INC.	Nebraska

NOBLES COUNTY LANDFILL, INC.	Minnesota
NORTHWEST CONTAINER SERVICES, INC.	Oregon
NWCS CONTAINER, INC.	Delaware
OKLAHOMA CITY WASTE DISPOSAL, INC.	Oklahoma
OKLAHOMA LANDFILL HOLDINGS, INC.	Delaware
OSAGE LANDFILL, INC.	Oklahoma
PALADIN COMMODITIES, INC.	Delaware
PENN WASTE INC.	Pennsylvania
PENN WASTE PROPERTY HOLDINGS, LLC	Delaware
PIERCE COUNTY RECYCLING, COMPOSTING AND DISPOSAL, LLC	Washington	LRI
POST OAK CLEAN GREEN, INC.	Texas
POTRERO HILLS LANDFILL, INC.	California	Potrero Hills Landfill
PRAIRIE DISPOSAL LLC	North Dakota
PRAIRIE LIQUIDS, LLC	Delaware
PSI ENVIRONMENTAL SERVICES, INC.	Indiana	PSI WASTE
PSI ENVIRONMENTAL SYSTEMS, INC.	Indiana	PSI WASTE
R360 ARTESIA, LLC	Delaware
R360 ENVIRONMENTAL SOLUTIONS, LLC	Delaware
R360 ENVIRONMENTAL SOLUTIONS HOLDINGS, INC.	Delaware
R360 ENVIRONMENTAL SOLUTIONS OF LOUISIANA, LLC	Delaware
R360 ENVIRONMENTAL SOLUTIONS OF MISSISSIPPI, LLC	Delaware
R360 ENVIRONMENTAL SOLUTIONS OF TEXAS, LLC	Delaware
R360 ES HOLDINGS, INC.	Delaware
R360 HITCHCOCK, LLC	Delaware
R360 OKLAHOMA, LLC	Delaware	J. Scott Mudd Disposal
R360 PERMIAN BASIN, LLC	New Mexico
R360 RED BLUFF, LLC	Texas
R360 SHUTE CREEK, LLC	Delaware
R360 SILO, LLC	Delaware
R360 WILLISTON BASIN, LLC	Delaware
R.A. BROWNRIGG INVESTMENTS, INC.	Oregon	Cascade Disposal Company
Cascade Recycling Co.
Kelvic Disposal Co.
Kelvic Dropbox Company
Sun Country Disposal
RAILROAD AVENUE DISPOSAL, LLC	Delaware
RED CARPET LANDFILL, INC.	Oklahoma
RENSSELAER REGION LANDFILLS, INC.	Delaware
RH FINANCIAL CORPORATION	Washington
RICH VALLEY, LLC	Minnesota
RIDGE (CHATHAM) HOLDINGS G.P. INC.	Canada
RIDGE (CHATHAM) HOLDINGS L.P.	Manitoba
RIGHT AWAY DISPOSAL, L.L.C.	Arizona	Arizona Sanitation Services
Sun Lakes Disposal
RIP, INC.	Florida
R.J.C. TRUCKING CO.	Oregon	Eugene Drop Box
ROCHELLE WASTE DISPOSAL, L.L.C.	Illinois
ROCK RIVER ENVIRONMENTAL SERVICES, INC.	Illinois
ROCK RIVER ENVIRONMENTAL SOLUTIONS, LLC	Illinois
ROLL-OFF EXPRESS, INC.	Maryland
RRD HOLDING COMPANY	Illinois	Disposal Services of Belvidere, Inc.
G&B Disposal, Inc.
Gill's Freeport Disposal, Inc.
Illinois Valley Waste Services, Inc.
Marengo Disposal Company
MDC Environmental Services, Inc.
Northern Illinois Disposal Services, Inc.
Rock River Disposal Services, Inc.
S.A. DUNN & COMPANY, LLC	New York
SAN LUIS GARBAGE COMPANY	California
SANFORD RECYCLING AND TRANSFER, INC.	Florida
SANIPAC, INC.	Oregon	Star Garbage
SANITATION SOLUTIONS, INC.	Texas
SANITATION SOLUTIONS PROPERTIES, LLC	Texas
SCOTT SOLID WASTE DISPOSAL COMPANY	Tennessee	Volunteer Landfill
SCOTT WASTE SERVICES, LLC	Kentucky
SEABREEZE RECOVERY, INC.	Delaware	Seabreeze Environmental
Seabreeze Environmental Landfill
SECTION 18, LLC	Minnesota
SEDALIA LAND COMPANY	Colorado
SENECA MEADOWS, INC.	New York
SERVICES ENVIRONNEMENTAUX RICHELIEU INC.	Quebec
SHALE GAS SERVICES, LLC	Arkansas
SIERRA HOLDING GROUP, LLC	New York
SIERRA PROCESSING, LLC	New York
SILVER SPRINGS ORGANICS L.L.C.	Washington

SJ RECLAMATION, INC.	Delaware
SKB ENVIRONMENTAL, INC.	Minnesota	Shamrock Trucking
SKB ENVIRONMENTAL CLOQUET LANDFILL, INC.	Minnesota
SLD LANDFILL, INC.	Delaware
SMOKY BUTTE ENVIRONMENTAL, LLC	Minnesota
SOUTH COUNTY SANITARY SERVICE, INC.	California
STEAMBOAT CREEK TERMINALS, INC.	Virginia
STUTZMAN REFUSE DISPOSAL INC.	Kansas
SUMTER RECYCLING AND SOLID WASTE DISPOSAL, INC.	Florida
SUN COUNTRY MATERIALS, LLC	Delaware
TACOMA RECYCLING COMPANY, INC.	Washington
TAFT RECYCLING, INC.	Florida
TENNESSEE WASTE MOVERS, INC.	Delaware	TWM-Landfill
TEXAS REGIONAL LANDFILL COMPANY LP	Texas	Bowie Transfer Station
Buffalo Creek Landfill
East Texas Regional Landfill Company
Fort Worth C&D Landfill
Jacksboro Landfill
Travis County Landfill
Turkey Creek Landfill
Weatherford Landfill
THUNDER BUTTE ENVIRONMENTAL, LLC	Minnesota
TIMBER RIDGE LANDFILL COMPANY	Missouri	Timber Ridge Landfill Company
TIMBERLINE DISPOSAL, L.L.C.	Colorado
US LIQUIDS OF LA., L.P.	Delaware	R360 Environmental Solutions, Inc.
VAIL HONEYWAGON ENTERPRISES, LLC	Colorado	Vail Honeywagon Ltd.
Vail Honeywagon Rubbish & Recycling
WARM ASSOCIATES II, LLC	Rhode Island
WASCO COUNTY LANDFILL, INC.	Delaware
WASTE CONNECTIONS BAYOU, INC.	Delaware	Delta Disposals
WC of Louisiana
WASTE CONNECTIONS HOLDINGS LTD.	Canada
WASTE CONNECTIONS LONE STAR, INC.	Texas	Archer Waste
Corpus Christi Disposal Service
Crouch Sanitation and Disposal
Eagle Disposal
Good Ol' Boys Curbside
GW Waste Services
Main Street Disposal
Skid-O-Kan
Texas Jack
Triple H Trash Solutions
Waste Connections of TX
Waste Wranglers
WC of Texas
WASTE CONNECTIONS MANAGEMENT SERVICES, INC.	Delaware
WASTE CONNECTIONS OF ALABAMA, INC.	Delaware	Competitive Waste Systems
Rumsey Environmental
WASTE CONNECTIONS OF ALASKA, INC.	Delaware	Alaska Green Waste Solutions
Alaska Pacific Environmental Services Anchorage
Alaska Waste
Alaska Waste - Anchorage
Alaska Waste Transfer
Anchorage Refuse
Commercial Refuse
DH Transit
Eagle River Refuse
Green Waste
Kodiak Sanitation
Peninsula Sanitation
Valley Refuse
Wasilla Refuse
WASTE CONNECTIONS OF ARIZONA, INC.	Delaware
WASTE CONNECTIONS OF ARKANSAS, INC.	Arkansas	WCN of Arkansas
WASTE CONNECTIONS OF CALIFORNIA, INC.	California	Amador Disposal Service
Ebbetts Pass Disposal Service
El Dorado Disposal Service
Green Team of Los Angeles
GreenTeam
GreenTeam of San Jose
GreenWaste of Tehama
SEI Debris Box
SEI Solid Waste
West LA Reclamation
Western El Dorado Recovery Systems
WASTE CONNECTIONS OF CANADA INC.	Ontario

WASTE CONNECTIONS OF COLORADO, INC.	Delaware	All Trash Service
Aspen Waste
Aspen Waste Systems
Community Recycling
Denver Roll-Off Service
Diamond Disposal
Eagle Waste & Recycling Service
Eagle Waste Services
Eagle Waste Services, Inc.
Eagle Roll-Off, Inc.
El Paso Disposal Services
Fremont Disposal
Horizon Property Management
Platte Valley Disposal
Pueblo Disposal
Pueblo Disposal & Recycling Service
Snowy Peaks Trash Company
Solid Waste Transfer Services
Southside Landfill
The Trash Company
Town & Country Disposal
U.S. Disposal
U.S. Disposal Services
WASTE CONNECTIONS OF FLORIDA, INC.	Delaware	Good Fella's Roll-Off & Waste Disposal
Waste Connections of Florida
WASTE CONNECTIONS OF GEORGIA, INC.	Delaware
WASTE CONNECTIONS OF IDAHO, INC.	Indiana	Mountain Jack Environmental Services
T, T & R Enterprises
Valley Waste and Recycling
WASTE CONNECTIONS OF ILLINOIS, INC.	Delaware	Millennium Waste - IL
WASTE CONNECTIONS OF IOWA, INC.	Iowa	Chitty Garbage
Chitty Garbage Service
E-Z Sanitation
Stone Sanitation
Town & Country Disposal
Whaley Waste Systems
WASTE CONNECTIONS OF KANSAS, INC.	Delaware	Anderson Trash Service
Best Yet Refuse
Collectia LTD.
Dual County Sanitation
Northend Disposal
Plumb Thicket Landfill
R-Arrow
Salina Waste Systems
Schaben Sanitation
Stutzman Refuse Disposal
WASTE CONNECTIONS OF KENTUCKY, INC.	Delaware	Kentucky Waste Systems, Inc.
Mid-State Recycling Waste Disposal
Mid-State Recycling Waste Systems
Mid-State Waste
Poff Carting Services
WASTE CONNECTIONS OF LOUISIANA, INC.	Delaware	Delta Disposals
Diamond Disposal
Good Neighbor Disposal
WASTE CONNECTIONS OF MARYLAND, INC.	Delaware
WASTE CONNECTIONS OF MINNESOTA, INC.	Minnesota	Hendrickson Sanitation
L & L Sanitation
Schaap Sanitation
Scotting Sanitation
Ulrich Sanitation
WASTE CONNECTIONS OF MISSISSIPPI DISPOSAL SERVICES, LLC	Mississippi
WASTE CONNECTIONS OF MISSISSIPPI, INC.	Delaware	Asco Sanitation
Buck Run Landfill
Northeast Mississippi Regional Landfill
WASTE CONNECTIONS OF MISSOURI, INC.	Missouri	Waste Connections of Cape Girardeau
Waste Connections of St. Louis
Waste Connections Timber Ridge
WASTE CONNECTIONS OF MONTANA, INC.	Delaware	Bitterroot Disposal
Valley Recycling
Victor Transfer

WASTE CONNECTIONS OF NEBRASKA, INC.	Delaware	Allied Refuse
Art's Garbage Service
B&B Sanitary Service
Big Red Roll Off
Central Waste Disposal
Countryside Services
Duren Sanitation
J&J Sanitation
Junk in the Box
Midwest Refuse Service Commercial
Omega Systems
Papillion Sanitation
Sanitation Systems
Saunders County Disposal
Schaben Sanitation
SGS Sanitation
Shrader Refuse and Recycling Service Company
Steve's Sanitation
Steve's Sanitation Service
The Garbage Company
Ummel Sanitation
Wahoo Sanitation
White Sanitation
WASTE CONNECTIONS OF NEVADA, INC.	Delaware
WASTE CONNECTIONS OF NEW JERSEY, INC.	Delaware
WASTE CONNECTIONS OF NEW MEXICO, INC.	Delaware	Silva Sanitation
Southwest Disposal
WASTE CONNECTIONS OF NEW YORK, INC.	Delaware	County Waste
Waste Connections
WASTE CONNECTIONS OF NORTH CAROLINA, INC.	Delaware	Queen City Transfer Station
Waste Connections of the Carolinas
WASTE CONNECTIONS OF NORTH DAKOTA, INC.	Delaware	Armstrong Sanitation Plus
WASTE CONNECTIONS OF OKLAHOMA, INC.	Oklahoma	B & B Sanitation
Metropolitan Waste Services
Oklahoma Disposal & Sanitation
Waste Connections
WASTE CONNECTIONS OF OREGON, INC.	Oregon	American Sanitary Service
Arrow Sanitary Service
Babe's Garbage Service
Bandon Disposal & Recycling
Clatskanie Sanitary Service
EWSI
Environmental Waste Systems
Hood River Garbage Service
Hudson Portable Toilet Service
Hudson's Garbage Service
Les' County Sanitary
Les' Sanitary Service
North Bend Sanitation Service
Oregon Paper Fiber
Public Disposal and Recyling Center
Sweet Home Sanitation Service
Sweet Home Transfer & Recycling
The Dalles Disposal
The Dalles Transfer Station
Wally's Portable Restrooms
WASTE CONNECTIONS OF OSCEOLA COUNTY, LLC	Florida	J.E.D. Landfill
WASTE CONNECTIONS OF PENNSYLVANIA, INC.	Delaware	Waste Connections of Pennsylvania
WASTE CONNECTIONS OF RHODE ISLAND, INC.	Delaware	Link Environmental
Link Environmental Equipment
Patriot Disposal
Patriot Hauling
WASTE CONNECTIONS OF SOUTH CAROLINA, INC.	Delaware	Waste Connections of the Carolinas
WASTE CONNECTIONS OF SOUTH DAKOTA, INC.	South Dakota	A & C Keiffer Sanitation
Art's Garbage Service
Cook's Wastepaper & Recycling
Dakota Data Shred
Envirotech Waste Services
Kieffer Sanitation
Novak Enterprises
Novak Sanitary Service
Pierre Recycling Center
Ron's Dray
Sioux Valley Sanitation Service
Steve's Garbage Service
Walker Refuse

WASTE CONNECTIONS OF TENNESSEE, INC.	Delaware	Asco Sanitation
Clarksville Disposal
Cumberland Waste
Cumberland Waste Disposal
Ocoee Environmental Services
Queen City Disposal
Scott Solid Waste
Southern Disposal
WASTE CONNECTIONS OF TEXAS, LLC	Delaware	Caprock Waste
Hardy Road Transfer Station
Hill Country Refuse
Vaquero Waste & Recycling
Waste Connections of Texas
West Texas Disposal
WASTE CONNECTIONS OF UTAH, INC.	Delaware	City Sanitation
Roche & Sons
WASTE CONNECTIONS OF WASHINGTON, INC.	Washington	Buchmann Sanitation Service
Empire Disposal Hauling
Lakeside Disposal & Recycling Company
The Disposal Group
Triangle Resources
Twin City Sanitary Service
Vancouver Sanitary Service
Waste Connections of Spokane
WASTE CONNECTIONS OF WYOMING, INC.	Delaware	American Disposal
American Disposal, Inc.
BW Waste
Edwal Services
Green River Valley Refuse
Kieffer Sanitation
Ryan Sanitation
WASTE CONNECTIONS PALMETTO, INC.	Delaware
WASTE CONNECTIONS US, INC.	Delaware
WASTE CONNECTIONS US HOLDINGS, INC.	Delaware
WASTE INNOVATIONS, LLC	Arizona	Waste Innovations
Waste Innovations Leasing
WASTE REDUCTION SERVICES, L.L.C.	Oregon
WASTE SERVICES OF N.E. MISSISSIPPI, INC.	Mississippi
WASTE SOLUTIONS GROUP OF SAN BENITO, LLC	Delaware	John Smith Road Landfill
WATERWAY TRAILS INC.	Texas
WC INDUSTRIALS, INC.	Delaware
WCC FINANCE LTD.	Cayman Islands
WCI AUSTIN LANDFILL, LLC	Minnesota
WCI CROSSINGS ULC	Alberta
WCI GLOBAL HOLDINGS ULC	Alberta
WCI NORTH INVESTMENTS, GP	Alberta
WCI SOUTH INVESTMENTS, LP	Delaware
WCI VENTURE I, LLC	Delaware
WCI VENTURE II, LLC	Delaware
WCI-WHITE OAKS LANDFILL, INC.	Delaware	White Oaks Landfill
WCN DE LP CORPORATION	Delaware
WCN HOLDINGS, INC.	Ontario
WCN TX GP CORPORATION	Delaware
WCUK FINANCE LTD	United Kingdom (England and Wales)
WCUK HOLDINGS LTD	United Kingdom (England and Wales)
WCUK MANAGEMENT LTD	United Kingdom (England and Wales)
WEST BANK ENVIRONMENTAL SERVICES, INC	Indiana	Leftovers of Wyoming
Westbank Sanitation
WEST COAST RECYCLING AND TRANSFER, INC.	Oregon	Public Disposal and Recycling Center
Store-It
WEST VALLEY COLLECTION & RECYCLING, LLC	California
WINNEBAGO LANDFILL COMPANY, LLC	Illinois
WINNEBAGO RECLAMATION SERVICE, INC.	Illinois
WYOMING ENVIRONMENTAL SERVICES, INC.	Indiana	Lander Valley Sanitation
Wyoming Waste Systems
YAKIMA WASTE SYSTEMS, INC.	Washington